UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005 (December 2, 2005)

NATIONWIDE LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	2-64559	31-4156830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On December 2, 2005, Moody’s Investors Service (Moody’s) issued a press release announcing that it had affirmed the “Aa3” insurance financial strength ratings of Nationwide Mutual Insurance Company (NMIC) and its property and casualty affiliates and the “A2” surplus notes rating of NMIC. The outlook on the ratings has been changed to negative from stable. NMIC is the ultimate majority parent corporation of Nationwide Life Insurance Company (NLIC), a wholly-owned subsidiary of Nationwide Financial Services, Inc. (NFS).

At the same time, Moody’s affirmed the “Aa3” insurance financial strength ratings of NFS’ wholly-owned insurance company subsidiaries, including NLIC and Nationwide Life and Annuity Insurance Company (NLAIC), a wholly-owned subsidiary of NLIC. In addition, Moody’s affirmed the “Aa3” senior debt rating of Nationwide Life Global Funding I. Moody’s indicated the outlook for the ratings of NLIC and NLAIC remains stable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE LIFE INSURANCE COMPANY (Registrant)

Date: December 8, 2005	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer Senior Vice President – Chief Financial Officer